UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/16/2009

Cerus Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-21937

Delaware	68-0262011
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2411 Stanwell Drive
Concord, California 94520
(Address of principal executive offices, including zip code)

(925) 288-6000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On November 16, 2009 Cerus Corporation (the "Company") announced the results of its meeting with the U.S. Food and Drug Adminstration's Blood Products Advisory Committee (BPAC) related to the design for a potential U.S. Phase III clinical trial of the INTERCEPT Blood System for platelets.

A copy of the Company's press release, entitled "Cerus Corporation Receives FDA Blood Products Advisory Committee Guidance for Proposed INTERCEPT Blood System Phase III Trial Design," is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

99.1 Press Release, dated November 16, 2009, entitled "Cerus Corporation Receives FDA Blood Products Advisory Committee Guidance for Proposed INTERCEPT Blood System Phase III Trial Design."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cerus Corporation

Date: November 17, 2009	By:	/s/ Howard G. Ervin
Howard G. Ervin
Vice President, Legal Affairs

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release, dated November 16, 2009, entitled "Cerus Corporation Receives FDA Blood Products Advisory Committee Guidance for Proposed INTERCEPT Blood System Phase III Trial Design."